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                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                  By and Among


                          GLASGAL COMMUNICATIONS, INC.

                                       and


                   SOUTHBROOK INTERNATIONAL INVESTMENTS, LTD.

                         ------------------------------


                          Dated as of October 29, 1996


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
                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I         CERTAIN DEFINITIONS.......................................  1
                  Section 1.1. Certain Definitions..........................  1

ARTICLE II        PURCHASE OF SHARES........................................  4
                  Section 2.1.  Purchase of Shares; Closing.................  4

ARTICLE III       REPRESENTATIONS AND WARRANTIES............................  6
                  Section 3.1.     Representations and Warranties of
                                   the Company..............................  6
                  Section 3.2.     Representations and Warranties of
                                   the Purchaser............................ 11

ARTICLE IV        OTHER AGREEMENTS OF THE PARTIES........................... 12
                  Section 4.1.     Transfer Restrictions.................... 12
                  Section 4.2.     Stop Transfer Instruction................ 14
                  Section 4.3.     Furnishing of Information................ 14
                  Section 4.4.     Notice of Certain Events................. 14
                  Section 4.5.     Copies and Use of Disclosure
                                   Materials................................ 15
                  Section 4.6.     Modification to Disclosure
                                   Materials................................ 15
                  Section 4.7.     Blue Sky Laws............................ 15
                  Section 4.8.     Integration.............................. 15
                  Section 4.9.     Furnishing of Rule 144A
                                            Materials....................... 15
                  Section 4.10.  Solicitation Materials..................... 16
                  Section 4.11.    Right of First Refusal; Certain
                                   Corporate Actions........................ 16
                  Section 4.12.    Purchaser Ownership of Common
                                   Stock.................................... 17
                  Section 4.13.  Availability of Common Stock............... 17
                  Section 4.14.  Listing of Underlying Shares............... 18
                  Section 4.15.    Purchaser's Rights if Trading in
                                   Common Stock is Suspended................ 18
                  Section 4.16.  Conversion Procedures...................... 18

ARTICLE V         CONDITIONS PRECEDENT TO CLOSINGS.......................... 19
                  Section 5.1.  (a)         Conditions Precedent to
                                            Obligations of the Purchaser
                                            to Purchase the Series B
                                            Shares.......................... 19
                  Section 5.2.  (a)         Conditions Precedent to
                                            Obligations of the Purchaser
                                            to Purchase the Series C
                                            Shares.......................... 21

ARTICLE VI        TERMINATION............................................... 23
                  Section 6.1.     Termination by Mutual Consent............ 23

                                                                            PAGE

                  Section 6.2.     Termination by the Company or the
                                   Purchaser................................ 23
                  Section 6.4.     Termination by the Purchaser............. 24

ARTICLE VII       MISCELLANEOUS............................................. 26
                  Section 7.1.  Fees and Expenses........................... 26
                  Section 7.2.  Entire Agreement; Amendments................ 26
                  Section 7.3.  Notices..................................... 26
                  Section 7.4.  Amendments; Waivers......................... 27
                  Section 7.5.  Headings.................................... 28
                  Section 7.6.  Successors and Assigns...................... 28
                  Section 7.7.  No Third Party Beneficiaries................ 28
                  Section 7.8.  Governing Law............................... 28
                  Section 7.9.  Survival.................................... 28
                  Section 7.10.  Counterpart Signatures..................... 28
                  Section 7.11.  Publicity.................................. 29
                  Section 7.12.    Severability............................. 29
                  Section 7.13.  Remedies................................... 29


Exhibit A         Series B Terms
Exhibit B         Registration Rights Agreement
Exhibit C         Form of Opinion of Olshan Grundman Frome &
                  Rosenzweig, LLP, counsel for the Company (Series B
                  Closing)
Exhibit D         Form of Opinion of Olshan Grundman Frome &
                  Rosenzweig, LLP, counsel for the Company (Series C
                  Closing)
Exhibit E         Conversion Procedures


Schedule 3.1(a)   Subsidiaries
Schedule 3.1(c)   Capitalization
Schedule 3.1(f)   Required Consents and Approvals
Schedule 3.1(g)   Litigation

                  CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT, dated as of October 29, 1996 (this "AGREEMENT"), by and among Glasgal Communications, Inc., a Delaware corporation (the "COMPANY"), and Southbrook International Investments, Ltd., a corporation organized and existing under the laws of British Virgin Islands (the "PURCHASER").

                  WHEREAS, the Company and the Purchaser are parties to the Convertible Preferred Stock Purchase Agreement, dated as of September 30, 1996 (the "SERIES A PURCHASE AGREEMENT"), pursuant to which the Company issued and sold to the Purchaser and the Purchaser acquired 250,000 shares of the Company's Series A Convertible Preferred Stock, par value $.001 per share (the "SERIES A PREFERRED");

                  WHEREAS, the Company desires to issue and sell to the Purchaser and the Purchaser desires to acquire shares of the Company's Series B Convertible Preferred Stock, par value $.001 per share (the "SERIES B PREFERRED"), and Series C Convertible Preferred Stock, par value $.001 per share (the "SERIES C PREFERRED" and together with the Series B Preferred, the "PREFERRED STOCK").

                  IN CONSIDERATION of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

                  Section 1.1. CERTAIN DEFINITIONS. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

                  "AFFILIATE" means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                  "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York are authorized or required by law or other government actions to close.

                  "CERTIFICATES OF DESIGNATION" shall have the meaning set forth in Section 2.1(b).

                  "CODE" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder as in effect on the date hereof.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means the Company's common stock, par value $.001 per share.

                  "CONVERSION PRICE" shall have the meaning set forth in the Series B Terms.

                  "DISCLOSURE MATERIALS" means, collectively, the SEC Documents, the disclosure package delivered to the Purchaser in connection with the offering by the Company of the Shares and the Schedules to this Agreement furnished by or on behalf of the Company pursuant to Section 3.1.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "LIEN" means, with respect to any asset, any mortgage, lien, pledge, encumbrance, charge or security interest of any kind in or on such asset or the revenues or income thereon or therefrom.

                  "MATERIAL  ADVERSE EFFECT" shall have the meaning set forth in
Section 3.1(a).

                  "ORIGINAL ISSUE DATE" shall have the meaning set forth in the Series B Terms.

                  "PER SHARE MARKET VALUE" shall have the meaning set forth in the Series B Terms.

                  "PERSON" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  "PREFERRED STOCK" shall have the meaning set forth in the recitals hereto.

                  "PURCHASE PRICE" shall have the meaning set forth in Section 2.1(a).

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of September 30, 1996, as amended and restated by the Amended and Restated Registration Rights Agreement, substantially in the form of EXHIBIT B, as the same may be amended, supplemented or otherwise modified in accordance with its terms.

                  "REQUIRED  APPROVALS"  shall  have the  meaning  set  forth in
Section 3.1(f).

                  "RSPAB" shall have the meaning set forth in Section
2.1(c)(i).

                  "SEC DOCUMENTS" shall have the meaning set forth in Section 3.1(l).

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SERIES A CERTIFICATE OF DESIGNATION" means the Certificate of Designation relating to the Series A Preferred, filed with the Secretary of State of Delaware on October 1, 1996, as amended pursuant to the terms hereof.

                  "SERIES A PREFERRED" shall have the meaning set forth in the recitals hereto.

                  "SERIES A PURCHASE AGREEMENT" shall have the meaning set forth in the recitals hereto.

                  "SERIES B CERTIFICATE OF DESIGNATION" shall have the meaning set forth in Section 2.1(b).

                  "SERIES B CLOSING" shall have the meaning set forth in
Section 2.1(c)(i).

                  "SERIES B CLOSING  DATE"  shall have the  meaning set forth in
Section 2.1(b).

                  "SERIES B PURCHASE PRICE" means $500,000.

                  "SERIES B SHARES" shall have the meaning set forth in Section 2.1(a).

                  "SERIES B TERMS" shall have the meaning set forth in Section 2.1(b).

                  "SERIES C CLOSING  DATE"  shall have the  meaning set forth in
Section 2.1(c)(i).

                  "SERIES C CLOSING EXPIRATION DATE" means March 1, 1997.

                  "SERIES C PURCHASE PRICE" mean $1,500,000.

                  "SERIES C SHARES" shall have the meaning set forth in Section 2.1(a).

                  "SHARES" shall have the meaning set forth in Section 2.1(a).

                  "SUBSEQUENT FINANCING NOTICE" shall have the meaning set forth in Section 4.11.

                  "SUBSEQUENT SALE" shall have the meaning set forth in Section 4.11.

                  "SUBSIDIARIES" shall have the meaning set forth in Section 3.1(a).

                  "TRADING DAY" shall have the meaning set forth in the Series B Terms.

                  "UNDERLYING SHARES" means the shares of Common Stock into which the Shares are convertible in accordance with the terms hereof and the Certificates of Designation.

                  "UNDERLYING SHARES REGISTRATION STATEMENT" means the registration statements required to be filed by the Company in accordance with the Registration Rights Agreement, covering such number of Underlying Shares as required by the Registration Rights Agreement.


                                   ARTICLE II

                               PURCHASE OF SHARES

                  Section 2.1. PURCHASE OF SHARES; CLOSING.

                  (a) Subject to the terms and conditions herein set forth, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase
(i) 25,000 shares of Series B Preferred (the "SERIES B SHARES") and (ii) 75,000 shares of the Series C Preferred (the "SERIES C SHARES"). The Series B Shares and the Series C Shares are collectively referred to as the "SHARES").

                  (b) The Series B Preferred shall have the respective rights, preferences and privileges set forth in EXHIBIT A attached hereto (the "SERIES B TERMS"), which shall be incorporated into a certificate of designation to be approved by the Purchaser and filed by the Company with the Secretary of State of Delaware on or prior to the Series B Closing Date (as defined below) (the "SERIES B CERTIFICATE OF DESIGNATION"). The Series C Preferred shall have the respective rights, preferences and privileges identical to the Series B Terms as set forth in EXHIBIT A, mutatis mutandis, except that the Conversion Price for conversion of the Series C Shares shall reset as of the Original Issue Date for the Series C Shares. The Series C Shares shall be authorized pursuant to a certificate of designation to be prepared by the Company, subject to the approval of the Purchaser, and filed by the Company with the Secretary of State of Delaware prior to the Series C Closing Date (as defined below) (such certificate of designation, together with the Series B Certificate of Designation, is referred to as the "CERTIFICATES OF DESIGNATION").

                  (c)(i) The closing of the purchase and sale of the Series B Shares (the "SERIES B CLOSING") shall take place at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP ("RSPAB"), 1290 Avenue of the Americas, New York, New York 10104, immediately following the execution hereof, or at such other time as the Purchaser and the Company may agree, PROVIDED, HOWEVER, in no case shall the Series B Closing take place prior to the date on which the last of the conditions listed in Section 5.1 is satisfied or waived by the appropriate party. The date of the Series B Closing is hereinafter referred to as the "SERIES B CLOSING DATE".

                  (ii) At the Series B Closing, (A) the Company shall deliver to the Purchaser (1) one or more stock certificates representing the Series B Shares, registered in the name of the Purchaser, and (2) all documents, instruments and writings required to have been delivered at or prior to the Series B Closing by the Company pursuant to this Agreement and the Registration Rights Agreement, (B) the Purchaser shall deliver to the Company (1) the Series B Purchase Price, less the legal fees and disbursements contemplated in Section 7.1, in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company prior to the Series B Closing and (2) all documents, instruments and writings required to have been delivered at or prior to the Series B Closing by the Purchaser pursuant to this Agreement and the Registration Rights Agreement.

                  (d)(i) The closing of the purchase and sale of the Series C Shares (the "SERIES C CLOSING") shall take place at the offices of RSPAB, 1290 Avenue of the Americas, New York, New York 10104, on such date as the Company may designate in a written financing notice to the Purchaser relating to the sale of the Series C Shares, which the Company may deliver (A) no earlier than the day after the Underlying Shares Registration Statement relating to the Series A Preferred and the Series B Shares has been declared effective by the Commission the ("UNDERLYING SHARES EFFECTIVENESS DATE") and (B) no later than the 30th day after the Underlying Shares Effectiveness Date; PROVIDED, HOWEVER, in no case shall the Series C Closing take place prior to the later to occur of the tenth day after receipt by the Purchaser of the financing notice referenced in this paragraph (d)(i), delivered in the time and manner herein set forth, and the date the last of the conditions listed in Section 5.2 is satisfied or waived by the appropriate party. The date of the Series C Closing is hereinafter referred to as the "SERIES C CLOSING DATE".

                  (ii) At the Series C Closing, (A) the Company shall deliver to the Purchaser (1) one or more stock certificates representing the Series C Shares, registered in the name of the Purchaser, and (2) all documents, instruments and writings required to have been delivered at or prior to the Series C Closing by the Company pursuant to this Agreement and the Registration Rights Agreement and (B) the Purchaser shall deliver to the Company (1) the Series C Purchase Price in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company prior to the Series C Closing and (2) all documents, instruments and writings required to have been delivered at or prior to the Series C Closing by the Purchaser pursuant to this Agreement and the Registration Rights Agreement.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  Section 3.1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser as follows:

                  (a) ORGANIZATION AND QUALIFICATION. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in the SEC Documents or in SCHEDULE 3.1(A) (collectively, the "SUBSIDIARIES"). Each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Company and the Subsidiaries, taken as a whole
(a "MATERIAL ADVERSE EFFECT").

                  (b) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and consummate the transactions contemplated hereby and by the Certificates of Designation and the Registration Rights Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement, the Certificates of Designation and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company. Each of this Agreement, the Certificates of Designation and the Registration Rights Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

                  (c) CAPITALIZATION. The authorized, issued and outstanding capital stock of the Company and each of the Subsidiaries is set forth in
SCHEDULE 3.1(C). No shares of Common Stock are entitled to preemptive or similar rights. Except as specifically disclosed in SCHEDULE 3.1(C), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Shares hereunder and of the Series A Preferred pursuant to the Series A Purchase Agreement, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate of incorporation, bylaws or other charter documents.

                  (d) ISSUANCE OF SHARES. The Shares are duly authorized and, when paid for in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable. The Company has and at all times while the Shares are outstanding will maintain a reserve of shares of Common Stock to enable it to perform its obligations under this Agreement and the Certificates of Designation, which reserve shall be (i) with respect to the Series B Closing, no less than twice the number of Underlying Shares that would be issuable upon a conversion of all of the Series B Shares, assuming such conversion occurs on the Original

Issue Date for the Series B Shares, and (ii) with respect to the Series C Closing, no less than twice the number of Underlying Shares that would be issuable upon a conversion of all of the Series C Shares, assuming such conversion occurs on the Original Issue Date for the Series C Shares. When issued in accordance with the terms hereof and the Certificates of Designation, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable.

                  (e) NO CONFLICTS. The execution, delivery and performance of this Agreement, the Certificates of Designation and the Registration Rights Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation or bylaws (each as amended through the date hereof) or (ii) subject to obtaining the consents referred to in Section 3.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) to the knowledge of the Company result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses
(ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

                  (f) CONSENTS AND APPROVALS.  Except as specifically  set forth in SCHEDULE 3.1(F) or as have been obtained or made, neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, the Certificates of Designation and the Registration Rights Agreement, except for
(i) the filings of the Certificates of Designation with the Secretary of State of Delaware, which filings shall be effected on or prior to the Series B Closing Date and Series C Closing Date, as appropriate, (ii) the filing of the Underlying Shares Registration Statement with the Commission and the making of the applicable blue-sky filings under state securities laws, each as contemplated by the Registration Rights Agreement, and (iii) other than, in all other cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, would not materially impair or delay the ability of the Company to effect either the Series B Closing or the Series C Closing and deliver to the Purchaser the Shares (and, upon conversion of the Shares hereunder, the Underlying Shares) in the manner contemplated hereby and the Registration Rights Agreement free and clear of all Liens (together with the consents, waivers, authorizations, orders, notices and filings referred to in SCHEDULE 3.1(F), the "REQUIRED APPROVALS").

                  (g) LITIGATION; PROCEEDINGS. Except as specifically disclosed in the Disclosure Materials or in SCHEDULE 3.1(G), there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (Federal, state, county, local or foreign) which (i) relates to or challenges the legality, validity or enforceability of this Agreement, the Certificates of Designation, the Registration Rights Agreement or the Shares (ii) could, individually or in the aggregate, have a Material Adverse Effect or (iii) could, individually or in the aggregate, materially impair the ability of the Company to perform fully on a timely basis its obligations under this Agreement, the Certificates of Designation or the Registration Rights Agreement.

                  (h) NO DEFAULT OR VIOLATION. Neither the Company nor any Subsidiary (i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such conflicts or defaults as do not have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or (iii) is in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate) (x) adversely affect the legality, validity or enforceability of this Agreement or the Registration Rights Agreement, (y) have a Material Adverse Effect or (z) adversely impair the Company's ability or obligation to perform fully on a timely basis its obligations under this Agreement, the Certificates of Designation or the Registration Rights Agreement.

                  (i) CERTAIN FEES. Except for a fee payable by the Company to Barry Minsky and/or Wharton Capital Corporation, no fees or commissions will be payable by the Company to any broker, finder, investment banker or bank with respect to the consummation of the transactions contemplated hereby.

                  (j) DISCLOSURE MATERIALS. The Disclosure Materials do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (k) PRIVATE OFFERING. Neither the Company nor any Person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Shares under the Securities Act) which might subject the offering, issuance or sale of the Shares to the registration requirements of Section 5 of the Securities Act.

                  (l) SEC DOCUMENTS. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC DOCUMENTS") on a timely basis, or has received a valid extension of such time of filing. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise indicated in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Since the date of the financial statements included in the Company's last filed Quarterly Report on Form 10-Q prior to the date hereof, there has been no event, occurrence or development that has had a Material Adverse Effect which is not specifically disclosed in any of the Disclosure Materials.

                  (m) EXCLUSIVITY. The Company shall not issue and sell the Series B Convertible Preferred Stock or Series C Convertible Preferred Stock to any Person other than the Purchaser.

                  (n) SENIORITY. No class of equity securities of the Company is senior to the Shares in right of payment, whether upon liquidation, dissolution or otherwise.

                  Section 3.2. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company as follows:

                  (a)  ORGANIZATION;  AUTHORITY.  The Purchaser is a corporation duly and validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Purchaser has the requisite power and authority to enter into and to consummate the transactions contemplated hereby and by the Registration Rights Agreement and otherwise to carry out its obligations hereunder and thereunder. The purchase of the Shares by the Purchaser hereunder has been duly authorized by all necessary action on the part of the Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Purchaser or on its behalf and
constitutes  the  valid  and  legally  binding   obligation  of  the  Purchaser,
enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

                  (b) INVESTMENT INTENT. The Purchaser is acquiring the Shares and the Underlying Shares for its own account (and/or on behalf of managed accounts who are purchasing solely for their own accounts for investment) for investment purposes only and not with a view to or for distributing or reselling such Shares or Underlying Shares or any part thereof or interest therein, without prejudice, however, to the Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Shares or Underlying Shares under an effective registration statement under the Securities Act and in compliance with applicable State securities laws or under an exemption from such registration.

                  (c) PURCHASER STATUS. At the time the Purchaser (and any account for which it is purchasing) was offered the Shares, it (and any account for which it is purchasing) was, and at the date hereof, it (and any account for which it is purchasing) is, and at the Closing Date, it (and any account for which it is purchasing) will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                  (d) EXPERIENCE OF PURCHASER. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

                  (e) ABILITY OF PURCHASER TO BEAR RISK OF INVESTMENT. The Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

                  (f) PROHIBITED TRANSACTIONS. The Shares to be purchased by the Purchaser are not being acquired, directly or indirectly, with the assets of any "employee benefit plan", within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

                  (g) ACCESS TO INFORMATION. The Purchaser acknowledges receipt of the Disclosure Materials and further acknowledges that it has been afforded
(i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Common Stock; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the Shares and to verify the accuracy and completeness of the information contained in the Disclosure Materials.

                  (h) RELIANCE.  The Purchaser understands and acknowledges that
(i) the Shares are being offered and sold, and the Underlying Shares are being offered, to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance.

                  The Company acknowledges and agrees that the Purchaser makes no representation or warranty with respect to the transactions contemplated hereby other than those specifically set forth in ARTICLE III herein.


                                   ARTICLE IV

                         OTHER AGREEMENTS OF THE PARTIES

                  Section 4.1. TRANSFER RESTRICTIONS. If the Purchaser should decide to dispose of any of the Shares to be purchased by it hereunder (and upon conversion thereof, any Underlying Shares), the Purchaser understands and agrees that it may do so only pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act. In connection with any transfer of any Shares other than pursuant to an effective registration statement or to the Company, the Company may require that the transferor of such Shares provide to the Company an opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such Shares under the Securities Act or any State securities laws.

                  The   Purchaser   agrees  to  the   imprinting,   so  long  as
appropriate, of the following legend on certificates representing the Shares:

                  NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, THEY MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. IF THE PROPOSED TRANSFER IS TO BE MADE OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AND THE TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A
         TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 PROMULGATED UNDER THE SECURITIES ACT.

                  The legend set forth above may be removed if and when the Shares represented by such certificate or the Underlying Shares, as the case may be, are disposed of pursuant to an effective registration statement under the Securities Act or in the opinion of counsel to the Company experienced in the area of United States securities laws such legend is no longer required under applicable requirements of the Securities Act. The stock certificates representing the Shares and the Underlying Shares shall also bear any other legends required by applicable Federal or state securities laws, which legends may be removed when, in the opinion of counsel to the Company experienced in the applicable securities laws, such legends are no longer required under the applicable requirements of such securities laws. The Company agrees that it will provide the Purchaser, upon request, with a substitute stock certificate or certificates, free from such legend at such time as such legend is no longer applicable.

The Purchaser agrees that, in connection with any transfer of Shares or Underlying Shares by it pursuant to an effective registration statement under the Securities Act, it will comply with all prospectus delivery requirements of the Securities Act. The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of Shares or Underlying Shares.

                  Section 4.2. STOP TRANSFER INSTRUCTION. The Purchaser agrees that the Company shall be entitled to make a notation on its records and give instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth in Section 4.1 above.

                  Section 4.3. FURNISHING OF INFORMATION. As long as the Purchaser owns Shares or Underlying Shares, the Company covenants to timely file (or obtain extensions in respect thereof) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and to promptly furnish the Purchaser with true and complete copies of all such filings. If the Company is not at the time required to file reports pursuant to such sections, it will prepare and furnish to the Purchaser annual and quarterly reports comparable to those required by Section 13(a) or 15(d) of the Exchange Act in the time period that such filings would have been required to have been made under the Exchange Act.

                  Section 4.4. NOTICE OF CERTAIN EVENTS. The Company shall (i) advise the Purchaser promptly after obtaining knowledge thereof, and, if requested by the Purchaser, confirm such advice in writing, of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the Shares or the Common Stock for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) any event that makes any statement of a material fact made in the Disclosure Materials untrue or that requires the making of any additions to or changes in the Disclosure Materials in order to make the statements therein, in the light of the circumstances under which they are made, not misleading,
(ii) use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Shares or the Common Stock under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Shares or the Common Stock under any such laws, use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  Section 4.5. COPIES AND USE OF DISCLOSURE MATERIALS. The Company shall furnish the Purchaser, without charge, as many copies of the Disclosure Materials, and any amendments or supplements thereto, as the Purchaser may reasonably request. The Company consents to the use of the Disclosure Materials, and any amendments and supplements thereto, by the Purchaser in connection with resales of the Shares or the Underlying Shares other than pursuant to an effective registration statement.

                  Section 4.6. MODIFICATION TO DISCLOSURE MATERIALS. If any event shall occur as a result of which, in the reasonable judgment of the Company or the Purchaser, it becomes necessary or advisable to amend or supplement the Disclosure Materials in order to make the statements therein, in the light of the circumstances at the time the Disclosure Materials were delivered to the Purchaser, not misleading, or if it is necessary to amend or supplement the Disclosure Materials to comply with applicable law, the Company shall promptly prepare an appropriate amendment or supplement to the Disclosure Materials (in form and substance reasonably satisfactory to the Purchaser) so that (i) as so amended or supplemented the Disclosure Materials will not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to Purchaser, not misleading and (ii) the Disclosure Materials will comply with applicable law.

                  Section 4.7. BLUE SKY LAWS. The Company shall cooperate with the Purchaser in connection with the qualification of the Shares and the Underlying Shares under the securities or Blue Sky laws of such jurisdictions as the Purchaser may request and to continue such qualification at all times through the earliest to occur of (i) the third anniversary of the Series C Closing Date, (ii) the third anniversary of the Series C Closing Expiration Date and (iii) such earlier date when all of the Shares and the Underlying Shares have been sold or may be sold pursuant to Rule 144 as determined by counsel to the Company pursuant to a written opinion letter; PROVIDED, HOWEVER, that neither the Company nor its Subsidiaries shall be required in connection therewith to qualify as a foreign corporation where they are not now so qualified.

                  Section 4.8. INTEGRATION. The Company shall not and shall use its best efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares or the Underlying Shares in a manner that would require the registration under the Securities Act of the sale of the Shares or Underlying Shares to the Purchaser.

                  Section 4.9. FURNISHING OF RULE 144A MATERIALS. The Company shall, for so long as any of the Shares or Underlying

Shares  remain  outstanding  and during any period in which it is not subject to
Section 13 or 15(d) of the Exchange Act, make available to any registered holder of Shares or Underlying Shares in connection with any sale thereof and any prospective purchaser of such Shares or Underlying Shares from such Person, the following information in accordance with Rule 144A(d)(4) under the Securities
Act: a brief statement of the nature of the business of the Company and the products and services it offers and the Company's most recent audited balance sheet and profit and loss and retained earnings statements, and similar audited financial statements for such part of the two preceding fiscal years as the Company has been in operation.

                  Section 4.10.  SOLICITATION  MATERIALS.  The Company shall not
(i) distribute any offering materials in connection with the offering and sale of the Shares or Underlying Shares other than the Disclosure Materials and any amendments and supplements thereto prepared in compliance herewith or (ii) solicit any offer to buy or sell the Shares or Underlying Shares by means of any form of general solicitation or advertising.

                  Section 4.11. RIGHT OF FIRST REFUSAL; CERTAIN CORPORATE ACTIONS. (a) The Company shall not directly or indirectly, without the prior consent of the Purchaser, offer, sell, grant any option to purchase, or otherwise dispose (or announce any offer, sale, grant or any option to purchase or other disposition) of any of its or its Affiliates equity or equity-equivalent securities (a "SUBSEQUENT SALE") for a period of 90 days after the earlier to occur of (i) the Series C Closing Date and (ii) the Series C Closing Expiration Date, except (A) the granting of options to employees, officers and directors under, and the issuance of shares upon exercise of options granted under, any stock option plan heretofore or hereinafter adopted by the Company; (B) shares issued upon exercise of any currently outstanding warrants and upon conversion of any currently outstanding convertible preferred stock (including the Series A Preferred acquired pursuant to the Series A Purchase Agreement and Shares acquired hereunder) disclosed in SCHEDULE 3.1(C);
(C) shares issued in connection with an acquisition or the financing by the Company in contemplation of an acquisition of assets or securities; (D) shares of Common Stock issued upon conversion of Shares in accordance herewith, and (E) issuances of stock the proceeds of which are to be used to redeem Shares hereunder, unless (1) the Company provides the Purchaser a written notice (the "SUBSEQUENT FINANCING NOTICE") of its intention to effect such Subsequent Financing, which Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing and the amount of proceeds intended to be raised thereunder and (2) the Purchaser shall not have notified the Company by 5:00 p.m. (Eastern Time) on the third Business Day after its receipt of the Subsequent Financing Notice of its willingness to enter into good faith negotiations to provide (or to cause its sole designee to provide) financing to the Company on substantially the terms set forth in the Subsequent Financing Notice. If the Purchaser shall fail to notify the Company of its intention to enter into such negotiations within such time period, the Company may effect the Subsequent Financing substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Financing Notice; PROVIDED, that the Company shall provide the Purchaser with a second Subsequent Financing Notice, and the Purchaser shall again have the right of first refusal set forth above in this paragraph (a), if the Subsequent Financing subject to the initial Subsequent Financing Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Financing Notice within 30 days after the date of the initial Subsequent Financing Notice to the Person (or an Affiliate of such Person) identified in the Subsequent Finding Notice.

                  (b) From the date hereof through the last Closing Date, the Company shall not and shall cause the Subsidiaries not to, without the consent of the Purchaser, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Purchaser; (ii) split, combine or reclassify its outstanding capital stock; (iii) declare, authorize, set aside or pay any dividend or other distribution with respect to the Common Stock; (iv) redeem, repurchase or offer to repurchase or otherwise acquire shares of its Common Stock; or (v) enter into any agreement with respect to any of the foregoing.

                  Section 4.12. PURCHASER OWNERSHIP OF COMMON STOCK. The Purchaser may not use its ability to convert Shares hereunder or under the terms of the Certificates of Designation to the extent that such conversion would result in the Purchaser owning more than 4.9% of the outstanding shares of the Common Stock; PROVIDED, HOWEVER, that this Section 4.12 shall not affect the Company's right under Section 5 of the Certificates of Designation to force the Purchaser to convert Shares under the circumstances set forth in such section. The Company shall, promptly upon its receipt of a Holder Conversion Notice tendered by the Purchaser (or its designee) under any Certificate of Designation, notify the Purchaser of the number of shares of Common Stock outstanding on such date and the number of Underlying Shares which would be issuable to the Purchaser (or its designee, as the case may be) if the conversion requested in such Conversion Notice were effected in full, whereupon, notwithstanding anything to the contrary set forth in the Certificates of Designation, the Purchaser may revoke such conversion or exercise in whole or in part if it determines that such conversion or exercise would result in the Purchaser owning in excess of 4.9% of such outstanding shares of Common Stock.

                  Section 4.13. AVAILABILITY OF COMMON STOCK. The Company undertakes to use its best efforts to promptly obtain stockholder approval to increase the number of shares of Common Stock which it is authorized to issue to at least 45,000,000 shares at such time as the Company would be, if a notice of conversion were to be delivered on such date, precluded from converting the full number of Shares that remain unconverted at such date due to the unavailability of authorized but unissued or re-acquired Common Stock.

                  Section 4.14. LISTING OF UNDERLYING SHARES. The Company shall take all steps necessary to cause the Underlying Shares to be approved for listing in The NASDAQ Small Cap Market (or other national securities exchange or market on which the Common Stock is listed) no later than the first day after which Shares may be converted by the Purchaser under the Certificates of Designation, and shall provide to the Purchaser evidence of such listing.

                  Section 4.15. PURCHASER'S RIGHTS IF TRADING IN COMMON STOCK IS SUSPENDED. In the event that at any time within the two-year period after the earlier to occur of (i) the Series C Closing Date and (ii) the Series C Closing Expiration Date trading in the shares of the Common Stock is suspended on the principal market or exchange for such shares (other than as a result of the suspension of trading in securities on such market or exchange generally or temporary suspensions pending the release of material information), and such shares do not thereafter begin trading on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market System or the NASDAQ Small Cap Market within ten days after the date of such suspension, at the Purchaser's option exercisable by written notice to the Company, the Company shall repurchase all Shares and all Underlying Shares then held by such Purchaser, at an aggregate purchase price equal to (A) the product of the average Per Share Market Value for the five Trading Days immediately preceding the day of such notice multiplied by the number of shares of Common Stock into which the Shares to be purchased are then convertible (or in the case of Underlying Shares, the number of Underlying Shares to be purchased), plus (B) interest on such amount accruing from the 7th day after such notice at the rate of 6% per annum.

                  Section 4.16. CONVERSION PROCEDURES. EXHIBIT E attached hereto sets forth the procedures with respect to the conversion of the Shares, including the forms of conversion notice to be provided upon conversion, instructions as to the procedures for conversion, the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Purchaser to exercise its right of conversion smoothly and expeditiously.

                                    ARTICLE V

                        CONDITIONS PRECEDENT TO CLOSINGS

                  Section 5.1. (a) CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PURCHASER TO PURCHASE THE SERIES B SHARES. The obligation of the Purchaser to purchase the Series B Shares is subject to the satisfaction or waiver by the Purchaser, at or prior to the Series B Closing, of each of the following conditions:

                           (i) SERIES A CERTIFICATE OF DESIGNATION. The Series A
Certificate of Designation shall have been duly amended and restated in the manner agreed to by the Company and the Purchaser, and proof thereof shall have been furnished to the Purchaser;

                           (ii) LEGAL OPINION. The Purchaser shall have received
the legal opinion, addressed to it and dated the Series B Closing Date, of Olshan Grundman Frome & Rosenzweig, LLP, counsel for the Company, substantially in the form of EXHIBIT C;

                           (iii) ACCURACY OF THE COMPANY'S  REPRESENTATIONS  AND
WARRANTIES. The representations and warranties of the Company contained herein and in the Registration Rights Agreement shall be true and correct in all material respects as of the date when made and as of the Series B Closing Date as though made at that time (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

                           (iv)  PERFORMANCE  BY THE COMPANY.  The Company shall
have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to the Series B Closing;

                           (v) NO  INJUNCTION.  No  statute,  rule,  regulation,
executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court of governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement;

                           (vi) NO MATERIAL  ADVERSE  EFFECT.  Since the date of
the financial statements included in the Company's last filed Quarterly Report on Form 10-Q prior to the date of this Agreement, no event which in the judgment of the Purchaser has or could have a Material Adverse Effect and no material adverse change in the financial condition or business of the Company shall have occurred which is not disclosed in the Disclosure Materials (the Purchaser may consider changes in stock price in determining whether any such event or change has occurred);

                           (vii) NO PROHIBITIONS.  The purchase of and pay- ment
for the Shares (and upon conversion  thereof,  the Underlying  Shares) hereunder
(a) shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation and (b) shall not subject the Purchaser to any penalty, or in its judgment, other onerous condition under or pursuant to any applicable law or governmental regulation that would materially reduce the benefits to the Purchaser of the purchase of the Shares or the Underlying Shares (PROVIDED, HOWEVER, that such regulation, law or onerous condition was not in effect in such form at the date of this Agreement);

                           (viii) COMPANY CERTIFICATES. The Purchaser shall have
received a certificate, dated the Series B Closing Date, signed by the Secretary or an Assistant Secretary of the Company and certifying (i) that attached thereto are true and complete resolutions duly adopted by the Board of Directors of the Company authorizing the execution and delivery of this Agreement and the Registration Rights Agreement and the issuance and sale of the Shares and the Underlying Shares and (ii) as to the incumbency of officers executing this Agreement and the Registration Rights Agreement;

                           (ix) REGISTRATION RIGHTS AGREEMENT. The Company shall
have executed the Registration Rights Agreement;

                           (x)  NO  SUSPENSIONS  OF  TRADING  IN  COMMON  STOCK.
Trading in the Common Stock shall not have been suspended by the Commission or the NASDAQ Small Cap Market or other national securities exchange or market on which the Common Stock is listed or quoted (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company);

                           (xi) REQUIRED APPROVALS. All Required Approvals shall
have been obtained;

                           (xii)  DELIVERY  OF STOCK  CERTIFICATES.  The Company
shall have delivered to the Purchaser the stock certificate(s) representing the Series B Shares, registered in the name of the Purchaser, each in form satisfactory to the Purchaser; and

                           (xiii)  SHARES  OF  COMMON  STOCK.  On the  Series  B
Closing Date, the Company shall have duly reserved for issuance to the Purchaser 256,938 Underlying Shares.

                  (b) CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY TO ISSUE AND SELL THE SERIES B SHARES. The obligation of the Company to issue and sell the Series B Shares hereunder is subject to the satisfaction or waiver by the Company, at or prior to the Series B Closing, of each of the following conditions:

                           (i) ACCURACY OF THE PURCHASER'S  REPRESENTATIONS  AND
WARRANTIES. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Series B Closing Date as though made at that time (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

                           (ii)  PERFORMANCE  BY THE  PURCHASER.  The  Purchaser
shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by it at or prior to the Series B Closing;

                           (iii) NO  PROHIBITIONS.  The sale of the Shares  (and
upon conversion thereof, the Underlying Shares) hereunder (i) shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation and (ii) shall not subject the Company to any penalty, or in its judgment, any other onerous condition under or pursuant to any applicable law or governmental regulation that would materially reduce the benefits to the Company of the sale of Shares or the Underlying Shares to the Purchaser (PROVIDED, HOWEVER, that such regulation, law or onerous condition was not in effect in such form at the date of this Agreement); and

                           (iv) NO  INJUNCTION.  No statute,  rule,  regulation,
executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court of governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  Section 5.2. (a) CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PURCHASER TO PURCHASE THE SERIES C SHARES. The obligation of the Purchaser to purchase the Series C Shares is subject to the satisfaction or waiver by the Purchaser, at or prior to the Series C Closing, of each of the following conditions:

                           (i) SERIES B CLOSING. The Series B Closing shall have
occurred;

                           (ii) UNDERLYING SHARES  REGISTRATION  STATEMENT.  The
Underlying Shares Registration Statement covering the Series A Preferred and the Series B Shares shall have been declared effective under the Securities Act by the Commission and shall at all times between the date so declared effective and the Series C Closing Date have remained effective and not subject to any pending or threatened stop order;

                           (iii)  LEGAL  OPINION.   The  Purchaser   shall  have
received the legal opinion, addressed to it and dated the Series

C Closing Date, of Olshan Grundman Frome & Rosenzweig, LLP, counsel for the Company, substantially in the form of EXHIBIT D;

                           (iv)  ACCURACY OF THE COMPANY'S  REPRESENTATIONS  AND
WARRANTIES. The representations and warranties of the Company contained herein and in the Registration Rights Agreement shall be true and correct in all material respects as of the date when made and as of the Series C Closing Date as though made at that time (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

                           (v)  PERFORMANCE  BY THE COMPANY.  The Company  shall
have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to the Series C Closing;

                           (vi) NO  INJUNCTION.  No statute,  rule,  regulation,
executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court of governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                           (vii) NO MATERIAL  ADVERSE EFFECT.  Since the date of
the financial statements included in the Company's Quarterly Report on Form 10-Q last filed before the date of this Agreement, no event which in the judgment of the Purchaser has or could have a Material Adverse Effect and no material adverse change in the financial condition or business of the Company shall have occurred which is not disclosed in the Disclosure Materials (the Purchaser may consider changes in stock price in determining whether any such event or change has occurred);

                           (viii) NO PROHIBITIONS. The purchase of and pay- ment
for the Shares (and upon conversion  thereof,  the Underlying  Shares) hereunder
(a) shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation and (b) shall not subject the Purchaser to any penalty, or in its judgment, other onerous condition under or pursuant to any applicable law or governmental regulation that would materially reduce the benefits to the Purchaser of the purchase of the Shares or the Underlying Shares (PROVIDED, HOWEVER, that such regulation, law or onerous condition was not in effect in such form at the date of this Agreement);

                           (ix) NO  SUSPENSIONS  OF  TRADING  IN  COMMON  STOCK.
Trading in the Common Stock shall not have been suspended by the Commission or the NASDAQ Small Cap Market or other national securities exchange or market on which the Common Stock is listed or quoted (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company);

                           (x) REQUIRED APPROVALS.  All Required Approvals shall
have been obtained;

                           (xi)  DELIVERY  OF STOCK  CERTIFICATES.  The  Company
shall have delivered to the Purchaser the stock certificate(s) representing the Series C Shares, registered in the name of the Purchaser, each in form satisfactory to the Purchaser;

                           (xii) SHARES OF COMMON STOCK. On the Series C Closing
Date, the Company shall have duly reserved for issuance to the Purchaser the number of Underlying Shares contemplated by Section 3.1(d)(ii); and

                           (xiii)     PERFORMANCE     OF     CONVERSION/EXERCISE
OBLIGATIONS. The Company shall have delivered Underlying Shares upon conversion by the Purchaser of shares of Series A Preferred or Series B Shares, as the case may be, and otherwise performed its obligations in accordance with the terms, conditions and timing requirements of each of the Series A Certificate of Designation and Series B Certificate of Designation, as applicable.

                                   ARTICLE VI

                                   TERMINATION

                  Section 6.1. TERMINATION BY MUTUAL CONSENT. (a) This Agreement may be terminated with respect to the transactions contemplated herein relating to both the Shares and the Underlying Shares at any time prior to the Series B Closing by the mutual consent of the Company and the Purchaser.

                  (b) This Agreement may be terminated with respect to the transactions contemplated herein relating solely to the Series C Shares at any time prior to the Series C Closing by the mutual written consent of the Company and the Purchaser.

                  Section 6.2. TERMINATION BY THE COMPANY OR THE PURCHASER. This Agreement may be terminated with respect to the transactions contemplated herein relating to both the Shares and the Underlying Shares at any time prior to the Series B Closing by either the Company or the Purchaser, by giving written notice of such termination to the other party, if:

                  (a) there shall be in effect any statute, rule, law or regulation that prohibits the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement or if the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement would violate any non-appealable final judgment, order, decree, ruling or injunction (relating to the Company or the Purchaser) of any court of or governmental authority having competent jurisdiction; or

                  (b) there shall have been an amendment to Regulation D or an interpretive release promulgated or issued thereunder, which, in the judgment of the terminating party, would materially adversely affect the transactions contemplated hereby and by the Registration Rights Agreement.

                  Section 6.3. TERMINATION BY THE COMPANY. (a) This Agreement may be terminated with respect to the transactions contemplated herein relating to both the Shares and the Underlying Shares prior to the Series B Closing by the Company, by giving notice of such termination to the Purchaser if the Purchaser has materially breached any representation, warranty, covenant or agreement contained in this Agreement and such breach is not cured within five business days following receipt by the Purchaser of notice of such breach.

                  (b) This Agreement may be terminated with respect to the transactions contemplated herein relating solely to the Series C Shares prior to the Series C Closing by the Company, by giving notice of such termination to the Purchaser.

                  Section 6.4. TERMINATION BY THE PURCHASER. (a) This Agreement may be terminated prior to the Series B Closing with respect to the transactions contemplated herein relating to both the Shares and the Underlying Shares by the Purchaser, by giving notice of such termination to the Company, if:

                           (i) the  Company  has  breached  any  representation,
warranty, covenant or agreement contained in this Agreement and such breach is not cured within five business days following receipt by the Company of notice of such breach;

                           (ii) there has  occurred  an event  since the date of
the financial statements included in the Company's Quarterly Report on Form 10-Q last filed prior to the date of this Agreement which has in the judgment of the Purchaser had a Material Adverse Effect and which is not disclosed in the SEC Documents or if there has occurred in the Purchaser's judgment since such date a material adverse change in the financial condition or prospects of the Company (the Purchaser may consider changes in stock prices in determining whether such change or Material Adverse Effect has occurred);

                           (iii) trading in the Company's  Common Stock has been
suspended by the Commission or the Nasdaq (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company); or

                           (iv) the Company's  Common Stock shall have failed to
be listed for trading on the Nasdaq National Market or Nasdaq Small Cap Market and the Purchaser shall have exercised its termination right herein provided within 10 business days of obtaining knowledge of such delisting.

                  (b) This Agreement may be terminated by the Purchaser prior to the Series C Closing with respect to the transactions contemplated herein relating solely to the Series C Shares by giving notice of such termination to the Company, if:

                           (i) after the Series B Closing Date the Company shall
have breached any representation, warranty, covenant or agreement contained in this Agreement, any Certificate of Designation or the Registration Rights Agreement and such breach is not cured within five business days following receipt by the Company of notice of such breach;

                           (ii) there has occurred a material  adverse change in
the business or financial condition of the Company or an event since the date of the financial statements included in the Company's last filed Quarterly Report on Form 10-Q which, in each case, in the Purchaser's judgment has or could have a Material Adverse Effect and which is not disclosed in the Disclosure Materials (the Purchaser may consider changes in stock prices in determining whether such change or Material Adverse Effect has occurred);

                           (iii) trading in the Common Stock has been  suspended
by the Commission or the NASDAQ Small Cap Market or other national securities exchange or market on which the Common Stock is listed or quoted (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company);

                           (iv) the Company's  Common Stock shall have failed to
be listed for trading on either the Nasdaq National Market or Nasdaq Small Cap Market at any time after the Series B Closing Date and the Purchaser shall have exercised its termination right herein provided within 10 Trading Days of obtaining knowledge of any delisting;

                           (v) the Underlying Securities  Registration Statement
covering the Series A Preferred and the Series B Shares shall not have been declared effective under the Securities Act by the Commission prior to the 75th day after the Series B Closing Date or shall not be effective on the Series C Closing Date; or

                           (vi) the Series C Closing  shall not have occurred by
the Series C Closing Expiration Date.

                                   ARTICLE VII

                                  MISCELLANEOUS

                  Section 7.1. FEES AND EXPENSES. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, except as set forth in the Registration Rights Agreement and except that the Company shall reimburse the Purchaser up to $10,000 for its legal fees and disbursements. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares (and upon conversion thereof, the Underlying Shares) pursuant hereto. The Purchaser shall be responsible for its own tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company shall pay (i) all costs, expenses, fees and all taxes incident to and in connection with: (A) the preparation, printing and distribution of the Disclosure Materials and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all preliminary and final Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith (B) the issuance and delivery of the Shares and, upon conversion thereof, the Underlying Shares,
(C) the qualification of the Shares and, upon conversion thereof, the Underlying Shares for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the fees and disbursements of the Purchasers' counsel relating to such registration or qualification), (D) furnishing such copies of the Disclosure Materials and all amendments and supplements thereto, as may reasonably be requested for use in connection, with resales of the Shares and, upon conversion thereof, the Underlying Shares, and
(E) the preparation of certificates for the Shares and, upon conversion thereof, the Underlying Shares (including, without limitation, printing and engraving thereof), (ii) all fees and expenses of the counsel and accountants of the Company and (iii) all expenses and listing fees in connection with the application for quotation of the underlying Shares in the NASDAQ Small Cap Market.

                  Section 7.2. ENTIRE AGREEMENT; AMENDMENTS. This Agreement, together with the Exhibits, and Schedules hereto, and the Registration Rights Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

                  Section 7.3. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

                  If to the Company:        Glasgal Communications, Inc.
                                            151 Veterans Drive
                                            Northvale, NJ  07647
                                            Facsimile No.:  (201) 768-2947
                                            Attn:  Chief Executive Officer

                  With copies to:           Olshan Grundman Frome &
                                             Rosenzweig, LLP
                                            505 Park Avenue
                                            New York, NY  10022
                                            Facsimile No.:  (212) 755-1467
                                            Attn:  Robert Friedman

                  If to the Purchaser:      Southbrook International
                                             Investments, Ltd.
                                            c/o Trippoak Advisors, Inc.
                                            630 Fifth Avenue
                                            Suite 2000
                                            New York, New York 10111
                                            Facsimile No.: (212) 332-3256
                                            Attn: Robert L. Miller

                  With copies to:           Robinson Silverman Pearce Aronsohn
                                             & Berman LLP
                                            1290 Avenue of the Americas
                                            New York, NY  10104
                                            Facsimile No.:  (212) 541-4630
                                            Attn:  Kenneth L. Henderson and
                                                   Eric L. Cohen

or such other address as may be designated in writing hereafter, in the same manner, by such person.

                  Section 7.4. AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

                  Section 7.5. HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

                  Section 7.6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither the Company nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other, except that the Purchaser may assign its rights hereunder and under the Registration Rights Agreement to an Affiliate thereof, provided, that such assignee demonstrates to the reasonable satisfaction of the Company its satisfaction of the representations and warranties set forth in Section 3.2 herein. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

                  Section 7.7. NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  Section 7.8. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

                  Section 7.9. SURVIVAL. The representations and warranties of the Company and the Purchaser contained in ARTICLE III and the agreements and covenants of the parties contained in ARTICLE IV and this ARTICLE VII shall survive the Closing (or any earlier termination of this Agreement) and any conversion of Shares hereunder.

                  Section 7.10. COUNTERPART SIGNATURES. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

                  Section 7.11. PUBLICITY. The Company and the Purchaser shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement.

                  Section 7.12. SEVERABILITY. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

                  Section 7.13. REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser will be entitled to specific performance of the obligations of the Company under this Agreement and the Company will be entitled to specific performance of the obligations of the Purchaser hereunder with respect to the subsequent transfer of Shares and the Underlying Shares. Each of the Company and the Purchaser agrees that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first indicated above.

                                        Company:

                                        GLASGAL COMMUNICATIONS, INC.


                                        By: /s/ Isaac Gaon
                                           -------------------------------------
                                           Name:  Isaac Gaon
                                           Title: CEO


                                        Purchaser:


                                        SOUTHBROOK INTERNATIONAL
                                        INVESTMENTS, LTD.


                                        By: /s/ Kenneth L. Henderson
                                           -------------------------------------
                                           Name:  Kenneth L. Henderson
                                           Title: Attorney-in-fact


                                      -30-